EXHIBIT 10(b)

Amendment No.3 to the Information Technology Services Agreement

United HealthCare Services, Inc., having a place of business at 9900 Bren Road East, Minnetonka, MN 55343 (“UHS”) and International Business Machines Corporation, having a place of business at Route 100, Somers, New York 10589 (“IBM”), agree that the following terms and conditions amend the Information Technology Services Agreement, effective February 1, 2003, between UHS and IBM (the “Amendment No.3”).

This Amendment No.3, made effective the last date signed below, changes those articles(s) of the Information Technology Services Agreement (the “Agreement”) and the Exhibits to the Agreement as indicated below. Unless otherwise expressly specified herein, all terms defined in the Agreement shall have the same meaning when used in this Amendment No.3. All terms and conditions of the Agreement not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

Background and Purpose

The purpose of this Amendment No.3 is to primarily make administrative changes to: (1) revise certain table of contents, (2) eliminate revision mark edits, and (3) remove Draft markings from final documents. Pages i through viii of the Agreement are hereby revised as part of this Amendment No.3. The attached Agreement pages i through viii replace and supersede the previous pages i through viii in the Agreement. The attached Exhibit 1.1, page 2 replaces and supersedes the previous Exhibit 1.1, page 2. Exhibit 1.2, Exhibit 1.3, Exhibit 1.10, Exhibit 3.5, Exhibit 5.1, Exhibit 18 and Exhibit 20 are amended as specified below.

Information Technology Services Agreement

The Agreement is revised as follows:

(a)	Page i through viii: the Table of Contents is deleted in its entirety and replaced and superseded with the Table of Contents attached hereto.

(b)	Pages 82 and 83: delete the CompareRite text markings beginning with the “COMPARISON OF FOOTNOTES” through the end of the document in their entirety.

Exhibit 1.1, Services — Mainframe

Exhibit 1.1 is revised as follows:

(a)	Page 2: the Table of Contents is hereby replaced and superseded with the Table of Contents attached hereto.

(b)	Add Part 9, entitled “Intentionally Omitted”.

Exhibit 1.2, Service Levels — Mainframe

Exhibit 1.2.1 is revised as follows: Page 12: delete the heading marked as 4) in Exhibit 1.2.1.

Exhibit 1.3, Charges — Mainframe

Exhibit 1.3 is revised as follows:

(a)	Delete the revision markings in the footer of Exhibit 1.3.

UHS/IBM Confidential	Amendment No. 3	8/3/2004

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(b)	On Exhibit 1.3.1, correct “Mainframe Services Monthly Baseline” tables for all years as follows: The current description of Optical Library stated as “optical disk cartridges stored” is hereby changed to read “optical disk mounts”.

Exhibit 1.10, Facilities Management

Exhibit 1.10, third paragraph, under “Routine Assessment” is revised as follows:

Routine Assessment, second paragraph, revise sentence “Exploration of such arrangement will be done to the level necessary to assess the feasibility of such and arrangement and may be performed as an Additional Service” to accept changes marked in revision marking mode to remove the extra space, extra period and revision edit paragraph edit markings.

Exhibit 3.5, MSF — Machines

Exhibit 3.5 is revised as follows: The title is revised from “Exhibit 4.5” to read “Exhibit 3.5”.

Exhibit 5.1, Services Universal Server Farm

Exhibit 5.1 is revised as follows: Add ASR# 01-0418B-Addendum No. 22 to section 3.0 USF Services, item e. “Listing of USF ASRs”:

Exhibit 18, Software Management Process

Exhibit 18 is revised as follows: Add a period to the end of sentence above the MF Task Table.

Exhibit 20, IBM Competitors

Exhibit 20 is revised as follows: Remove the word “DRAFT” in header.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE EXHIBITS, 3) THE SCHEDULES AND 4) THE AGREEMENT, DATED FEBRUARY 1, 2003. THIS AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:			Accepted by:
United HealthCare Services, Inc.			International Business Machines Corporation

By:	/s/ Mario F. Fabrizio		By:	/s/ Michael G. Morin

	Authorized Signature			Authorized Signature

	Mario F. Fabrizio	7/1/04		Michael G. Morin	6/30/04

Name (Type or Print)		Date	Name (Type or Print)		Date

UHS/IBM Confidential	Amendment No. 3	8/3/2004
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